UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 15, 2009

Chrysler Financial Services Americas LLC

(Exact name of Registrant as specified in its charter)

State of Michigan	333-138140	20-2614244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Inkster Road, Farmington Hills, Michigan		48334-5326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(248) 427-6300

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     In connection with the Registrant’s name change effected on October 14, 2008, FinCo Intermediate HoldCo LLC, as sole member, entered into Amendment Number One dated as of January 15, 2009 (the “Amendment to the Operating Agreement”) to reflect the new name in the Fourth Amended and Restated Limited Liability Company Operating Agreement of the Registrant dated as of October 25, 2007. The Amendment to the Operating Agreement is annexed hereto as Exhibit 3.2.

2

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
3.2	Fourth Amended and Restated Limited Liability Company Operating Agreement dated as of October 25, 2007, as amended by Amendment Number One dated as of January 15, 2009.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRYSLER FINANCIAL SERVICES AMERICAS LLC
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: January 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.2	Fourth Amended and Restated Limited Liability Company Operating Agreement dated as of October 25, 2007, as amended by Amendment Number One dated as of January 15, 2009.

5